                                                                    EXHIBIT 10.3

                                                               EXECUTION VERSION

                      SECOND AMENDMENT TO CREDIT AGREEMENT

            This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 25, 2005, is entered into by and among THE GYMBOREE CORPORATION, a Delaware corporation (the "Company"), each other Borrower named in the signature pages hereof (together with the Company, each a "Borrower" and, collectively, the "Borrowers"), and BANK OF AMERICA, N.A. (the "Lender").

                                    RECITALS

            A. The Borrowers and the Lender are parties to a Credit Agreement, dated as of August 11, 2003 (as amended, restated, extended, supplemented or otherwise modified from time to time, including as amended as of December 3, 2004 pursuant to that certain Waiver and First Amendment to Credit Agreement among the Borrowers and the Lender, the "Credit Agreement"), pursuant to which the Lender has extended certain credit facilities to the Borrowers.

            B. The Borrowers have requested that the Lender agree to certain amendments to the Credit Agreement, and the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

            NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement (as amended hereby). As used herein, "Amendment Documents" means this Amendment, the Credit Agreement (as amended by this Amendment), and each certificate and other document executed and delivered by the Borrowers pursuant to Section 5 hereof.

            2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, and 1.06 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

            3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

            (a) Section 1.01 of the Credit Agreement shall be amended at the definition of "Applicable Rate" by amending and restating such definition to read in its entirety as follows:

                  ""Applicable Rate" means (a) at all times prior to the Second
            Amendment Date, the following percentages per annum, based upon the Consolidated Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Lender pursuant to Section 6.02(a):

Pricing  Consolidated Adjusted Leverage  Unused Line  Eurodollar Rate Loans/  Base Rate
  Level               Ratio                Fee (%)     Letters of Credit (%)  Loans (%)
-------  ------------------------------  -----------  ----------------------  ---------
    1      > 2.50:1.00 but < 3.00:1.00      0.500              1.500            0.250
                           -
    2      > 2.25:1.00 but < 2.50:1.00      0.375              1.250            0.000
                           -
    3      > 2.00:1.00 but < 2.25:1.00      0.375              1.000            0.000
                           -
    4              < 2.00:1.00              0.250              0.750            0.000
                   -

            and (b) at all times from and after the Second Amendment Date, the following percentages per annum, based upon the Consolidated Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Lender pursuant to Section 6.02(a):

Pricing  Consolidated Adjusted Leverage  Unused Line  Eurodollar Rate Loans/  Base Rate
  Level               Ratio                Fee (%)     Letters of Credit (%)  Loans (%)
-------  ------------------------------  -----------  ----------------------  ---------
    1            > 3.00:1.00                0.500              1.500            0.250

    2    > 2.50:1.00 but < 3.00:1.00        0.400              1.250            0.000
                         -
    3    > 2.00:1.00 but < 2.50:1.00        0.300              1.000            0.000
                         -
    4            < 2.00:1.00                0.200              0.750            0.000
                 -

                  Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Adjusted Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered."

            (b) Section 1.01 of the Credit Agreement shall be amended at the definition of "Commitment" by amending and restating such definition to read in its entirety as follows:

                  ""Commitment" means the obligation of the Lender to make Loans and other Credit Extensions hereunder in an aggregate principal amount at any one time not to exceed: $70,000,000, or, as such amount may be adjusted from time to time in accordance with Section 2.05 or 2.12 of this Agreement."

            (c) Section 1.01 of the Credit Agreement shall be amended at the definition of "Consolidated EBITDA" by amending and restating such definition to read in its entirety as follows:

                  ""Consolidated Adjusted EBITDA" means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period, plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges, (b) the provision for federal, state, local and foreign income taxes payable by the Company and its Subsidiaries, (c) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, and (d) non-cash expenses recognized by the Company in connection with the issuance of stock options and other equity interests in the Company in consideration of employee services."

            (d) Section 1.01 of the Credit Agreement shall be amended at the definition of "Consolidated Adjusted EBITDAR" by amending and restating such definition to read in its entirety as follows:

                  ""Consolidated Adjusted EBITDAR" means, for any period, Consolidated Adjusted EBITDA for such period plus Lease Expenses for such period."

            (e) Section 1.01 of the Credit Agreement shall be amended at the definition of "Scheduled Maturity Date" by amending and restating such definition in its entirety as follows:

                  ""Scheduled Maturity Date" means August 11, 2008."

            (f) Section 1.01 of the Credit Agreement shall be amended by adding the following definitions to such Section in the appropriate alphabetical order:

                  ""Second Amendment Date" means July 25, 2005."

            (g) Section 2.08(a) of the Credit Agreement shall be amended by amending and restating such subsection to read in its entirety as follows:

                  "(a) Upfront Fees. The Borrowers shall pay to the Lender, on the Second Amendment Date, an upfront (extension) fee of $50,000."

            (h) Section 2.12 of the Credit Agreement shall be amended by amending and restating such Section to read in its entirety as follows:

                  "2.12 OPTION TO INCREASE COMMITMENT. From and after the Second
            Amendment Date, the Company may, upon written notice to the Lender, request an increase in the Commitment on a one-time basis by up to $10,000,000. Upon such request, the Commitment shall be increased by the amount specified in such notice, not to exceed $10,000,000, effective as of the date specified in such request (not to be earlier than three Business Days after the date such request is received by Lender) (the "Increase Effective Date"). As a condition precedent to such increase, the Company shall deliver to the Lender a certificate of the Company signed by a Responsible Officer of the Company in the form of Exhibit F hereto (i) certifying and attaching the resolutions adopted by each Loan Party approving or consenting to such increase or authorizing a Responsible Officer of the Company to approve such increase, (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are and shall be true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are and shall be true and correct as of such earlier date, and except that for purposes of this Section 2.12, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of
            Section 6.01, and (B) no Default or Event of Default exists, and
            (iii) certifying
            that, as of the last day of the then most recent fiscal quarter of the Company for which financial statements have been delivered by the Company pursuant to Section 6.01(a) or (b), Consolidated Adjusted EBITDA for the four fiscal quarter period ended on such day equaled or exceeded $65,000,000."

            (i) Section 7.06 of the Credit Agreement shall be amended by (i) striking the word "and" which appears after the semi-colon at the end of subsection (c) thereof, (ii) adding the word "and" after the semi-colon which appears at the end of subsection (d) thereof, and (iii) adding to such Section, in the appropriate order, the following subsection (e):

                  "(e) the Company may purchase, redeem or otherwise acquire shares of its capital stock for cash, in an aggregate amount not to exceed, for all such purchases, redemptions and other acquisitions together occurring from and after the Second Amendment Date, the amount of $30,000,000; provided that immediately after giving effect to such proposed action, no Default would exist."

            (j) Section 7.11(c) of the Credit Agreement shall be amended by amending and restating such subsection to read in its entirety as follows:

                  "(c) Consolidated Adjusted Leverage Ratio. Permit the
            Consolidated Adjusted Leverage Ratio, (i) at any time prior to the Second Amendment Date, to be greater than 3.00:1.00, and (ii) at any time from and after the Second Amendment Date, to be greater than 4.00:1.00."

            (k) Section 7.12 of the Credit Agreement shall be amended by amending and restating such Section to read in its entirety as follows:

                  "7.12 CAPITAL EXPENDITURES. Make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures in the ordinary course of business not exceeding, in the aggregate for the Company and its Subsidiaries during each fiscal year of the Company set forth below, the amount set forth opposite such fiscal year:"

   FISCAL YEAR ENDING NEAREST     AMOUNT ($)
-------------------------------  -----------
        January 31, 2004         $40,000,000
        January 31, 2005         $75,000,000
January 31, 2006 and thereafter  $50,000,000

            (l) Schedule 2 to the form of Compliance Certificate set forth as Exhibit C to the Credit Agreement shall be amended and restated in the form attached hereto as Annex A.

            (m) Exhibit F to the Credit Agreement shall be amended by amending and restating such Exhibit in the form attached hereto as Annex B.

            4. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender as follows:

            (a) No Default has occurred and is continuing (or would result from the amendment to the Credit Agreement contemplated hereby).

            (b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

            (c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrowers party thereto, enforceable against each such Borrower in accordance with their respective terms, without defense, counterclaim or offset.

            (d) All representations and warranties of the Borrowers contained in
Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they are true and correct as of such earlier date.

            (e) Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.

            (f) There has occurred since January 31, 2005 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (g) The Obligations of each Borrower under the Credit Agreement and each other Loan Document are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

            5. Effective Date. (a) This Amendment will become effective when each of the conditions precedent set forth in this Section 5 has been satisfied (the "Effective Date"):

                  (i) The Lender shall have received from each Borrower a duly executed original (or, if elected by the Lender, an executed facsimile copy) counterpart to this Amendment.

                  (ii) The Lender shall have received from the Company a certificate signed by the assistant secretary of each Borrower, dated the Effective Date, in form and substance satisfactory to the Lender, and certifying evidence of the authorization of the execution, delivery and performance by each Borrower of the Amendment Documents to which it is party.

                  (iii) The Lender shall have received from or on behalf of the Company an upfront (extension) fee equal to $50,000.

                  (iv) The Borrowers shall have paid all Attorney Costs of the Lender to the extent invoiced prior to the Effective Date (including any previously invoiced and outstanding Attorney Costs that relate to services previously provided), plus such additional amounts of Attorney Costs as shall constitute the Lender's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings related to this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Lender).

                  (v) The Lender shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Lender shall request.

            (b) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

            6. Reservation of Rights. Each Borrower acknowledges and agrees that neither the execution nor the delivery by the Lender of this Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document (including any term or provision relating to the occurrence of a Material Adverse Effect).

            7. Miscellaneous.

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

            (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19 AND
9.20 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

            (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and the receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of a Borrower shall bind such

Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

            (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

            (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

            (g) Each Borrower covenants to pay to or reimburse the Lender, upon demand, for all costs and expenses (including Attorney Costs and the non-duplicative allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

            (h) This Amendment shall constitute a "Loan Document" under and as defined in the Credit Agreement.

    (remainder of this page intentionally left blank; signature pages follow)

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                         THE GYMBOREE CORPORATION, as a Borrower

                                         By:     /s/ Blair W. Lambert
                                                --------------------------------

                                         Name:   Blair W. Lambert
                                                --------------------------------

                                         Title:  C.O.O - C.F.O.
                                                --------------------------------


                                         GYMBOREE MANUFACTURING, INC.,
                                         as a Borrower

                                         By:     /s/ Blair W. Lambert
                                                --------------------------------

                                         Name:   Blair W. Lambert
                                                --------------------------------

                                         Title:  C.O.O - C.F.O.
                                                --------------------------------


                                         GYM-MARK, INC., as a Borrower

                                         By:     /s/ Blair W. Lambert
                                                --------------------------------

                                         Name:   Blair W. Lambert
                                                --------------------------------

                                         Title:  C.O.O - C.F.O.
                                                --------------------------------

             Signature Page to Second Amendment to Credit Agreement

                                         GYMBOREE RETAIL STORES, INC., as a
                                         Borrower

                                         By:        /s/ Blair W. Lambert
                                                --------------------------------

                                         Name:      Blair W. Lambert
                                                --------------------------------

                                         Title:     C.O.O. - C.F.O
                                                --------------------------------


                                         THE GYMBOREE STORES, INC., as a
                                         Borrower

                                         By:         /s/ Blair W. Lambert
                                                --------------------------------

                                         Name:       Blair W. Lambert
                                                --------------------------------

                                         Title:      C.O.O. - C.F.O.
                                                --------------------------------


                                         GYMBOREE LOGISTICS PARTNERSHIP, as a
                                         Borrower

                                         By: GYMBOREE RETAIL STORES, INC. as
                                             General Partner

                                         By:         /s/ Blair W. Lambert
                                                --------------------------------

                                         Name:       Blair W. Lambert
                                                --------------------------------

                                         Title:      C.O.O. - C.F.O.
                                                --------------------------------


                                         GYMBOREE PLAY PROGRAMS, INC., as a
                                         Borrower

                                         By:         /s/ Blair W. Lambert
                                                --------------------------------

                                         Name:       Blair W. Lambert
                                                --------------------------------

                                         Title:      C.O.O. - C.F.O.
                                                --------------------------------


             Signature Page to Second Amendment to Credit Agreement

                                           GYMBOREE OPERATIONS, INC., as a
                                           Borrower

                                           By:         /s/ Blair W. Lambert
                                                 -------------------------------

                                           Name:       Blair W. Lambert
                                                 -------------------------------

                                           Title:      C.O.O. - C.F.O.
                                                 -------------------------------


                                           GYMBOREE, INC. (CANADA), as a
                                           Borrower

                                           By:         /s/ Blair W. Lambert
                                                 -------------------------------

                                           Name:       Blair W. Lambert
                                                 -------------------------------

                                           Title:      C.O.O. - C.F.O.
                                                 -------------------------------


                                           GYMBOREE INDUSTRIES LIMITED, as a
                                           Borrower

                                           By:         /s/ Blair W. Lambert
                                                 -------------------------------

                                           Name:       Blair W. Lambert
                                                 -------------------------------

                                           Title:      C.O.O. - C.F.O.
                                                 -------------------------------


                                           GYMBOREE U.K. LEASING LIMITED, as a
                                           Borrower

                                           By:         /s/ Blair W. Lambert
                                                 -------------------------------

                                           Name:       Blair W. Lambert
                                                 -------------------------------

                                           Title:      C.O.O. - C.F.O.
                                                 -------------------------------


             Signature Page to Second Amendment to Credit Agreement

                                           GYMBOREE OF IRELAND, LIMITED, as a
                                           Borrower

                                           By:         /s/ Blair W. Lambert
                                                 -------------------------------

                                           Name:       Blair W. Lambert
                                                 -------------------------------

                                           Title:      C.O.O. - C.F.O.
                                                 -------------------------------


                                           LENDER

                                           BANK OF AMERICA, N.A., as the Lender

                                           By:       /s/ Ronald J. Drobny
                                                 -------------------------------

                                           Name:     Ronald J. Drobny
                                                 -------------------------------

                                           Title:    Senior Vice President
                                                 -------------------------------


             Signature Page to Second Amendment to Credit Agreement

                                     ANNEX A

                     TO SECOND AMENDMENT TO CREDIT AGREEMENT

   (Please see attached amended and restated Schedule 2 to form of Compliance
                                 Certificate.)

                 Annex A to Second Amendment to Credit Agreement

                       For the Quarter/Year ended ___________ ("Statement Date")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.    SECTION 7.11(A) -- CONSOLIDATED TANGIBLE NET WORTH.

      A.  85% Consolidated Tangible Net Worth at Benchmark Date:     $________

      B.  75% of Consolidated Net Income for each full fiscal
          quarter ending after Benchmark Date (no reduction
          for losses):                                               $________

      C.  100% of increases in Shareholders' Equity after Benchmark
          Date from issuance and sale of capital stock or other
          equity interests (including from conversion of debt
          securities):                                               $________

      D.  Minimum required Consolidated Tangible Net Worth (Lines
          I.A +I.B + I.C):                                           $________

      E.  Actual Consolidated Tangible Net Worth at Statement Date:

          1. Shareholders' Equity:                                   $________

          2. Intangible Assets:                                      $________

          3. Consolidated Tangible Net Worth (I.E.1 less I.E.2):     $________

      F.  Excess (deficiency) for covenant compliance (Line I.E.3
          less I.D):                                                 $________

II.   SECTION 7.11(B) -- CONSOLIDATED ASSET COVERAGE RATIO

      A.  Current Assets determined as of Statement Date:

          1. Cash:                                                   $________

          2. Marketable Securities:                                  $________

          3. Trade Accounts Receivable:                              $________

          4. Inventory:                                              $________

          5. Current Assets (II.A.1 + 2 + 3 + 4):                    $________

      B.  Current Liabilities as of Statement Date                   $________

      C.  Outstanding Amounts as of Statement Date (without
          duplication to II.B):                                      $________

      D.  Consolidated Asset Coverage Ratio (II.A.5 /
          (II.B + II.C)):                                            ____to 1.00

          Minimum Required: 1.00:1.00

III.  SECTION 7.11(C)/APPLICABLE RATE -- CONSOLIDATED ADJUSTED LEVERAGE RATIO.

A. Consolidated Adjusted EBITDA for four consecutive fiscal quarters ending on above date ("Subject Period"):

      1.  Consolidated Net Income for Subject Period:                $________

      2.  Consolidated Interest Charges for Subject Period:          $________

      3.  Provision for income taxes payable during Subject
          Period:                                                    $________

      4.  Depreciation expense for Subject Period:                   $________

      5.  Amortization expense for Subject Period:                   $________

      6.  Non-cash expenses recognized by the Company during
          the Subject Period in connection with the issuance of
          stock options and other equity interests in the Company
          in consideration of employee services:                     $________

      7.  Losses during the Subject Period resulting solely
          from the UK Dispositions and included in the
          calculation of Consolidated Net Income in
          Line III.A.1:                                              $________

      8.  Consolidated Adjusted EBITDA for Subject Period
          (III.A.1 + 2 + 3 + 4 + 5 + 6 + 7):                         $________

B.    1.  Lease Expenses for Subject Period:                         $________

      2.  Consolidated Adjusted EBITDAR for Subject Period
          (III.A.8 + III.B.1):                                       $________

C.    Consolidated Funded Indebtedness at Statement Date:            $________

D.    Lease Expenses for Subject Period:                             $________

E.    6 x III.D:                                                     $________

F.    Consolidated Leverage Ratio ((III.C+III.E) / III.B.2):         __to 1.00

      Maximum permitted:

      (1)      At any time prior to the Second Amendment Date:       3.00:1.00

      (2) At any time from and after the Second Amendment Date:      4.00:1.00

IV.   SECTION 7.12 -- CAPITAL EXPENDITURES.

      A.  Capital expenditures made during fiscal year to date:      $________

      B.  Maximum permitted capital expenditures for fiscal year:    $________

      C.  Excess (deficiency) for covenant compliance
          (Line IV.B less IV.A):                                     $________

                                     ANNEX B

                     TO SECOND AMENDMENT TO CREDIT AGREEMENT

          (Please see attached Form of Request to Increase Commitment.)

                        Annex B to Second Amendment to Credit Agreement

                                                                       EXHIBIT F

                     FORM OF REQUEST TO INCREASE COMMITMENT

                                                                   Date:________

To:   Bank of America, N.A.
      315 Montgomery Street
      13th Floor
      San Francisco CA 94104
      Attn: Mr. Ronald Drobny

Ladies and Gentlemen:

            Reference is made to that certain Credit Agreement, dated as of August 11, 2003 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among The Gymboree Corporation, a Delaware corporation (the "Company"), the additional co-borrowers named therein and Bank of America, N.A. (the "Lender").

      Pursuant to Section 2.12 of the Agreement, on behalf of the Company, the undersigned Responsible Officer hereby requests that the Lender increase the Commitment on a one-time basis by [$________], with effect from [_________].

      The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the [_______________] of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Lender on the behalf of the Company, and that:

      1. Attached hereto is a true, correct and complete copy of the resolutions authorizing the Company to increase the Commitment, which resolutions were adopted by the Board of Directors of the Company at a meeting duly called, convened and held on [___________] at which a quorum was present and acting throughout. Such resolutions have not been amended, rescinded or modified since their adoption and are in full force and effect as of this date.

      2. Each of the Loan Parties has, by all necessary corporate or other organizational action, approved or consented to the increase of the Commitment by the amount stated herein, and such approvals or consents are in full force and effect as of this date.

      3. Attached hereto as Schedule 1 is the duly executed Consent and Agreement of the Borrowers to the delivery of this request and to the increase in the Commitment.

      4. Before and after giving effect to the increase of the Commitment:

      (a) the representations and warranties of the Company and each Borrower contained in Article V of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are and shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are and shall be true and correct as of such earlier date, and except that for purposes of this Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the

Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement; and

      (b) as of the date hereof, no Default or Event of Default exists.

      5. As of the last day of the most recent fiscal quarter of the Company for which financial statements have been delivered by the Company pursuant to
Section 6.01(a) or (b), Consolidated Adjusted EBITDA for the four fiscal quarter period ended on such day equaled or exceeded $65,000,000.

 IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________, ____.

                                           THE GYMBOREE CORPORATION

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

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

                                   SCHEDULE 1

                       CONSENT AND AGREEMENT OF BORROWERS

      Reference is made to that certain Credit Agreement, dated as of August 11, 2003 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among The Gymboree Corporation, a Delaware corporation (the "Company"), the additional co-borrowers named therein (the "Borrowers") and Bank of America, N.A. (the "Lender"). Pursuant to Section 2.12 of the Agreement, the Company has requested that the Lender increase the Commitment on a one-time basis by [$_________], with effect from [_________]. The Borrowers hereby acknowledge and consent to the delivery by the Company of the foregoing request to increase the Commitment by [$_________] and to such increase in the Commitment.

GYMBOREE MANUFACTURING, INC.
GYM-MARK, INC.
GYMBOREE RETAIL STORES, INC.
THE GYMBOREE STORES, INC.
GYMBOREE LOGISTICS PARTNERSHIP
GYMBOREE PLAY PROGRAMS, INC.
GYMBOREE OPERATIONS, INC.
GYMBOREE, INC. (CANADA)
GYMBOREE INDUSTRIES LIMITED.
GYMBOREE U.K. LEASING LIMITED
GYMBOREE OF IRELAND, LIMITED

By: _____________________________________

Name: ___________________________________

Title: __________________________________

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